UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 13, 2001

                           AngelCiti Multimedia, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Nevada                          000-55468              88-0427195
-----------------------------     -----------------     ---------------------
(State or other jurisdiction        (Commission          (IRS  Employer
      of  incorporation)             File  Number)      Identification  No.)


               1680 N. Vine Street, Suite 904, Hollywood, CA 90028
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 230-2249


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In November 2001, AngelCiti Multimedia, Inc. (AngelCiti) decided to engage new auditors as its independent accountants to audit its financial statements. AngelCiti's Board of Directors approved the change of accountants to Chisholm & Associates on November 13, 2001.

During AngelCiti's two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Hein & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The decision to change accountants was based on decisions of cost given AngelCiti's revenues and ongoing corporate activities.

AngelCiti provided Hein & Associates, with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that he furnish AngelCiti with a letter addressed to the SEC stating whether he agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which he does not agree. A copy of the letter provided by Hein & Associates, dated November 13, 2001, is attached to this Form 8-K/A as an exhibit.

AngelCiti has engaged the firm of Chisholm & Associates as of November 13, 2001. Chisholm & Associates was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on AngelCiti's financial statements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7. FINANCIAL STATMEENTS AND EXHIBITS

        (a)   Financial Statemens
              Not applicahble.

        (b)   Pro forma Financial Information
              Not applicahble.

        (c)   Exhibits

              EX-16 Letter re: change in certifying accountant Letter from Hein + Associates, LLP to the Securities and Exchange Commission, dated November 13, 2001.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ANGELCITI MULTIMEDIA, INC.



Dated: November 21, 2001                        By: /s/ LAWRENCE HARTMAN
                                                    ----------------------------
                                                    Lawrence Hartment, Chief
                                                    Executive Officer











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